AMERICAN EQUITY
INVESTMENT LIFE
INSURANCE COMPANY
Administrative Office
P.O. Box 9310
Des Moines, IA 50306-9310




February 27, 2009




Dear American Equity Customer:

As a valued American Equity Variable Annuity contract owner, we are pleased to provide you with the annual reports for the investment options offered under your American Equity contract. These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2008. The performance information shown in the annual reports does not reflect product charges. Also included with your report is performance information for the period ended January 31, 2009 and the quarter ending December 31, 2008 reflecting applicable product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.



American Equity Investment Life Insurance Company











LAE